UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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 THE NATIONAL SECURITY GROUP, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE NATIONAL SECURITY GROUP, INC.

661 EAST DAVIS STREET

ELBA, ALABAMA 36323

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 12, 2005

To the Stockholders of The National Security Group, Inc.:

Notice is hereby given of the Annual Meeting of Stockholders of The National Security Group, Inc., a Delaware corporation (the “Company”), to be held at the principal executive offices of the Company, 661 East Davis Street, Elba, Alabama, on Thursday, May 12, 2005 at 10:00 a.m. for the purpose of considering and acting upon the following:

1.	To elect five (5) members to the Board of Directors to serve three-year terms and until their successors are duly elected and qualified;

2.	To ratify selection of independent auditors;

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on April 1, 2005, has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders. Stockholders are cordially invited to attend the Annual Meeting in person.

The Company’s Proxy Statement is submitted herewith, together with the Annual Report for the Year ended December, 31, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ Bette Ham Bette Ham
Secretary

Elba, Alabama

April 12, 2005

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. AN ADDRESSED ENVELOPE FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IS ENCLOSED IF YOU WISH TO VOTE BY MAIL. EARLY SUBMITTAL OF YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU DESIRE TO ATTEND, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

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THE NATIONAL SECURITY GROUP, INC.

661 EAST DAVIS STREET

ELBA, ALABAMA 36323

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 12, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The National Security Group, Inc. (the “Company”), to be voted at the Annual Meeting of the stockholders of the Company to be held at 10:00 a.m. (Central Time) on May 12, 2005 at the Conference Center located adjacent to the principal executive offices of the Company, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (“Annual Meeting”). This Proxy Statement, dated April 12, 2005, is being mailed to holders of the Company Common Stock on or about April 1, 2005.

At the Annual Meeting, the stockholders of the Company will vote on matters noted in the proxy. If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted “FOR” the election of the persons nominated as directors in the proxy statement and “FOR” the ratification of selection of independent auditors. So far as is now known, there is no business to be acted upon at the Annual Meeting other than as set forth above, and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other appropriate matters are duly brought before the Annual Meeting, the persons appointed as proxy agents will have discretion to vote or act thereon according to their own judgment.

Whether or not you attend the Annual Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy, regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by “broker non-votes” (i.e., shares of Common Stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power or (iii) the record holder has indicated that it does not have authority to vote such shares on the matter) generally will be treated as present for the purposes of determining a quorum. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the election of the nominees to the Board of Directors. With respect to this matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which brokers would hold authority, a broker non-vote will have no effect on the vote.

The Board of Directors has fixed the close of business on April 1, 2005, as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. On the record date, the Company had outstanding 2,466,600 shares of Company Stock, the holders of which are entitled to one vote per share. No shares of any other class of Company stock are issued or outstanding.

REVOCABILITY OF PROXY

A proxy may be revoked at any time prior to its exercise (i) by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy.

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ITEM 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of each director is three years and the terms are staggered to provide for the election of one class of directors each year. A total of five Directors will be elected at the Annual Meeting. The “Nominees” have been nominated by the Board of Directors for election to serve three-year terms: Winfield Baird, W. L. Brunson, Jr., Fred Clark, Jr., Mickey L. Murdock, and Paul Wesch. All of the Nominees are currently serving as Directors of the Company.

The persons named in the enclosed proxy intend to vote “FOR” the election of the Nominees unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the Nominees be unable to accept nomination or election (which the Board of Directors does not expect) or should any other vacancy have occurred in the Board, it is the intention of the persons named in the enclosed proxy to vote for the election of the person or persons whom the Board of Directors recommends.

The following tables set forth the names and certain information concerning the Nominees and each other Director who will continue to serve (the “Continuing Directors”) as a Director of the Company after the Annual Meeting:

NOMINEES

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS.

CONTINUING DIRECTORS

*In 1990 National Security Insurance Company was reorganized as a holding company system pursuant to a plan of exchange whereby The National Security Group, Inc., (the “Company”), became the holding company for National Security Insurance Company (the “Life Company”), and its prior subsidiaries: National Security Fire & Casualty Company (the “Fire Company”), NATSCO, Inc., and (“NATSCO”). Subsequently Omega One, Inc. (“Omega One”) was formed as a wholly owned subsidiary of the Fire Company. The Company also owns 50% of The Mobile Attic, Inc. References to tenure with the Company (in the above table and in the following biographical section) include the individual’s tenure with the Life Company prior to the reorganization.

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Nominees

WINFIELD BAIRD is a Chartered Financial Analyst, and currently a financial advisor with Baird Financial Management in Birmingham, Alabama. He previously served as President of Investment Counselors of Alabama, Inc. He was formerly a partner and manager at the Birmingham office of J. C. Bradford & Company.

W. L. BRUNSON, JR., is President and Chief Executive Officer of the Company effective January 1, 2000. He has been a Director of the Company since 1999. He also holds the position of President of the Life Company. He joined the Company in 1983. Mr. Brunson is also a Director of the Fire Company, NATSCO, the Life Company, Omega One and The Mobile Attic, Inc.

FRED CLARK, JR. is currently President of the Clark Company, LLC in Montgomery, Alabama, and serves as Executive Director of the Electric Cities of Alabama. He was formerly Executive Director of the Alabama Farmers Federation, President of Alabama Rural Electric Association of Cooperatives, Montgomery, Alabama, State Director for U. S. Senator Richard Shelby, Legislative Representative for National Rural Electric Cooperative Association, and Legislative Assistant to U. S. Senator Howell Heflin.

MICKEY L. MURDOCK currently serves as Chief Operating Officer, Senior Vice President and Director of the Company. From 1982 to 2002 he served as Chief Financial Officer and Treasurer of the Company. Prior to that time, he served as Vice President and Controller of the Company. He joined the Company in 1970. Mr. Murdock is also a Director of the Life Company, the Fire Company, Omega One, NATSCO, and The Mobile Attic, Inc.

PAUL WESCH currently serves on the Board of Directors and is General Counsel and Executive Vice President of The Mitchell Company, Inc., a southeastern real estate development firm in Mobile, Alabama. He is a member of the Mobile County, State of Alabama and American Bar Associations.

Continuing Directors

FLEMING G. BROOKS is President of Brooks Peanut Company, Inc. of Samson, Alabama and various affiliates of that Company. He either serves currently or has served in the past, various positions with associations of the agricultural community.

CAROLYN BRUNSON presently serves as the Managing Partner of Brunson Properties (formerly the W. L. Brunson Estate), a family partnership engaged in investments.

JACK E. BRUNSON has served as President of the Fire Company since 1997. He also serves on the Boards of Directors of the Fire Company and Omega One.

J. R. BRUNSON served as President and Chief Executive Officer of the Company from 1978 through 1999. He previously held the position of Senior Vice President. He joined the Company in 1953.

FRANK B. O’NEIL is Senior Vice President, Corporate Communications and Investor Relations and Assistant Corporate Secretary of ProAssurance Corporation of Birmingham, Alabama. He is a member of National Investor Relations Institute and the American Society of Corporate Secretaries and is a member of the Board of Directors of the Alabama Insurance Planning Commission.

DONALD PITTMAN has been in the private practice of law since June of 1988 in Enterprise,           Alabama. He is a member of the Coffee County, State of Alabama and American Bar Associations.

L. BRUNSON WHITE is Vice President and Chief Information Officer of Energen Corporation, a diversified energy company, and its subsidiary, Alabama Gas Corporation (Alagasco), both of which are based in Birmingham, Alabama. Mr. White has worked for Energen Corporation for 24 years in the areas of planning, development and technology.

WALTER WILKERSON is a certified public accountant and partner in the firm of Brunson, Wilkerson, Bowden & Associates, P.C. in Enterprise, Alabama.

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INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

The system of governance followed by the Company is codified in the Policy on Corporate Governance, Senior Financial Officers’ Code of Ethics and the charters of the Nominating and Audit Committees of the Board of Directors. The guidelines provided in these documents are intended to give surety that the Board will have the necessary power and practices in place to review and evaluate the Company’s business operations and to make decisions that are independent of the Company’s management.

The corporate governance documents, including committee charters, are reviewed periodically and updated when necessary to reflect changes in practice and regulatory requirements. The Senior Financial Officers’ Code of Conduct, Audit Committee Charter and Nominating Committee Charter were created and/or updated by the Board during 2004 to, among other things, comply with the corporate governance requirements contained in the Nasdaq Stock Market listing standards. The Board has four committees: an Audit Committee, a Compensation Committee, a Dividend Committee, and a Nominating Committee. The corporate governance policy and code ethics are both posted on the Company’s website at www.nationalsecuritygroup.com/investor.

The Board of Directors holds regularly scheduled quarterly meetings. The table below provides current membership and meeting information for each of the Board committees for the calendar year.

During the last full calendar year the Board of Directors of the Company held four regularly scheduled and special meetings. All directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during calendar year 2004.

The following provides a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants at its discretion when it is believed the services of said persons are necessary to carry out the committee’s responsibilities. The Board of Directors has determined that each member of each committee meets the standards of independence under the Nasdaq listing standards.

Compensation Committee

The primary responsibilities of the Compensation Committee include: responsibility for recommending officers, setting the salaries of officers, director’s fees and officer bonuses to the Board of Directors for full consideration.

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Audit Committee

The Audit Committee assists the Board in its supervisory function, specifically in the oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company. Responsibilities include overseeing the Company’s internal accounting function as well as compliance with applicable legal, ethical, and regulatory requirements. The Committee is also charged with the appointment, compensation, retention, and oversight of the Company’s independent auditor. The Committee has confidence in the expertise and knowledge of management and the independent auditor. The Committee relies on management and the independent auditor in carrying out the duties with which it is charged. The Committee’s duties are described in detail in the Audit Committee Charter. The Board has designated Walter P. Wilkerson as the audit committee financial expert as defined by the Securities and Exchange Commission rules.

Dividend Committee

The key responsibility of the Dividend Committee is to determine the amount of dividends paid to shareholders.

Nominating Committee

The key responsibilities of the Nominating Committee are to determine the slate of director nominees for election to the Company’s Board of Directors and identify and propose candidates to fill vacancies occurring between annual shareholder meetings. No procedure has been established by the committee for considering nominations by the stockholders.

DIRECTORS’ REMUNERATION

Remuneration of directors is usually adjusted annually. Directors are currently paid an annual fee of $3,960 ($5,548 for the Chairman), plus $760 per meeting attended and mileage reimbursement of $.345 per mile. In addition, effective January 1, 2002 the following committee fees will be paid for each Board Committee on which he/she serves: (1) telephonic meetings - $125, (2) meetings held before/after a regular Board meeting - $250, (3) meetings other than (1) and (2) above, requiring travel and physical presence - $500. The Investment Committee is excluded from compensation.

Prior to December 31, 2004 the Company had established an “Unfunded Plan of Deferred Compensation” which allowed Directors to defer fees otherwise payable to them for attending Board meetings or serving on committees. Deferred fees were treated as if they had been invested in the Company’s common stock (phantom shares). This plan was frozen on December 31, 2004 and all future fees will be paid in cash until another plan has been adopted. All accounts under the plan are unfunded and do not represent claims against specific assets of the Company.

STOCK OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table sets forth information as of December 31, 2004, as to the number of shares of Company Common Stock beneficially owned by (a) each of the Company’s directors, (b) the nominees for director and (c) the directors and executive officers of the Company as a group.

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SHARES OF COMMON STOCK BENEFICIALLY OWNED

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The family relationships, not more remote than first cousin, which exist among the directors and nominees are as follows:

Mrs. Carolyn Brunson is the widow of the deceased brother of J.R. Brunson, and mother of William L. Brunson, Jr. Mr. J.R. Brunson and Mr. James B. Saxon (Director Emeritus) are first cousins. William L. Brunson, Jr., Donald Pittman and J. E. Brunson are first cousins. Mr. J. R. Brunson is the father of Jack E. Brunson. Mr. J. R. Brunson is the uncle of Donald Pittman. Mr. James Saxon (Director Emeritus) is the uncle of L. Brunson White. See also the discussion under the heading “Compensation Committee Interlocks and Insider Participation.”

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ITEM 2: RATIFICATION OF COMPANY INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Barfield, Murphy, Shank & Smith, PC as the Company’s independent auditors for the calendar year ending December 31, 2005 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. They have audited the Company’s financial statements since 2000. Representatives of the firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Barfield, Murphy, Shank & Smith , PC, as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Barfield, Murphy, Shank & Smith, PC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

DISCLOSURE OF AUDIT FEES

Aggregate fees for professional services rendered for the Company by Barfield, Murphy, Shank & Smith, PC billed for the years ended December 31, 2004 and 2003, were as follows:

(1)

Audit Fees were for professional services rendered in connection with the review and audit of the Company’s annual financial statements for the year ended December 31, 2004 and the review of the Company’s interim financial statements included in quarterly reports on Form 10-Q during the year ended December 31, 2004.

(2)	Audit-Related Fees were for professional services rendered in connection with employee benefit plan audits and consultations regarding financial accounting and reporting standards.
(3)	Tax Fees were for tax related services and totaled approximately $11,136. The audit committee does not consider the tax related fees of $11,136 to impair the auditor’s independence.

AUDIT COMMITTEE PRE-APPROVAL POLICES AND PROCEDURES

The Audit Committee of the Board of Directors believes its policies and procedures should remain flexible in order to: best react to changing conditions; to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements; and to ensure that the corporate accounting and reporting practices of the corporation are of the highest quality. In carrying out its responsibilities, the audit committee pre-approves audit fees as well as reviews and approves the scope of the proposed audit, audit procedures, and other services to be performed.

EXECUTIVE COMPENSATION

The following table sets forth the remuneration paid by the Company and its subsidiaries during the calendar year ended December 31, 2004 to each of its executive officers whose annual compensation exceeds $100,000.

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*”All Other Compensation” includes the following for W. L. Brunson, Jr. for the years 2004, 2003, and 2002: contributions to the 401 (K) Retirement Plan of $11,453, $10,155, and $0. Directors’ Fees of $5,250, $8,260, and $7,000, and other employee benefits of $2,914, $2,475, and $822; M. L. Murdock totals for the years 2004, 2003, and 2002 include: 401(K) Retirement Plan contributions of $10,441, $9,754, and $0, Deferred Directors’ Fees of $5,250, $9,260, and $7,625, and other employee benefits of $2,602, $2,463, and $1,597; J. E. Brunson totals for the years 2004, 2003 and 2002 include: 401(K) Retirement Plan contributions of $8,377, $7,723, and $0, Directors’ Fees of $5,250, $8,010, and $7,375 , and other employee benefits of $2,613, $1,464, and $661; Brian R. McLeod totals for the years 2004, 2003 and 2002 include: 401(K) Retirement Plan contributions of $7,290, $7,410, and $0, and other employee benefits of $165, $0, and $0; James D. Martin, Jr. totals for the years 2004, 2003 and 2002 include: 401 (K) Retirement Plan contributions of $4,912, $5,865, and $0.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has oversight of the compensation paid to officers of the Company and its subsidiaries, whether by salary or under the Company’s bonus plan. This Committee also is responsible for recommending officers to the Board of Directors and recommending directors’ fees. The committee members receive director fees as described in this Proxy Statement and do not receive any other compensation from the Company. During 2004, the Committee held four meetings. The Committee, currently comprised of, Frank B. O’Neil, Paul C. Wesch, and, L. Brunson White; all of whom are independent directors of the Company, has provided the following report:

It is the policy of the Compensation Committee to establish base salaries and award bonuses to executive officers of the corporation. This policy is designed to attract, motivate, and retain talented executives responsible for the success of the Company. The compensation program is developed and implemented within a competitive framework and takes into account the achievement of overall financial results as well as individual contributions.

The Committee establishes the base salary for the Chief Executive Officer and approves the base salaries for other members of executive management. In setting compensation levels, the Committee and management reviewed independent insurance industry surveys in which the Company participates; other published regional surveys, and informal surveys of surrounding business and industry. The Committee believes that base salaries should be competitive as determined by geographic region, salaries within insurance companies of similar size or lines of business, and the skills that a position requires. It is an objective of the policy that base salaries should be slightly below market, with compensation supplemented by cash bonuses when financial results warrant.

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During 2004 the Committee retained an outside consulting firm to provide a comprehensive review and analysis of its existing executive compensation practices, including a comparative review with other companies either comparable in size to National Security, companies in a similar business, and companies in a geographical proximity to the Company’s corporate headquarters. Based on the results of the survey, a new bonus plan was adopted as incentive compensation for the executive officers. This plan is based on the company’s absolute return on equity and its return on equity relative to a Peer Group of similar companies. Each of these components is one-half of the potential bonus for each executive. The annual bonus for the Chief Executive Officer of the Company is limited to 70% of annual salary. The annual bonus for other members of executive management is limited to 60% of annual salary.

Bonuses awarded in a given year are based on the previous year’s results. In 2005, there was no bonus paid based on the company’s absolute return on equity. In 2005, a total of $164,013 was awarded based on the Company’s return on equity relative to its Peer Group.

The Committee is aware of the provisions of the Internal Revenue Code which restrict deductibility of executive compensation and can confirm that compensation has been and will continue to be tax-deductible as no executive officer will earn in excess of the dollar limitations imposed by such applicable provisions.

Contributions to executive officers under the Company’s 401(K) Retirement Plan are made on the same basis as are contributions to all other participants in the Plan.

The Committee continues to review the Company’s Compensation Policy in an effort to ensure that it continues to accomplish the intended objectives. While the Company does not currently integrate long-term incentives in its structure, certain forms of long-term incentives are being considered and may be implemented in the future to continue to provide appropriate incentives for management to maximize the Company’s long term financial results to maximize stockholder value. The Committee believes that the Company’s salary and incentive compensation programs are competitive and appropriate for National Security. – Frank B. O’Neil, Paul C. Wesch, L. Brunson White

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Board of Directors is currently comprised of L. Brunson White, Paul Wesch and Frank B. O’Neil, all of whom are outside directors. The Committee members receive director fees as described in this Proxy Statement and do not receive any other compensation from the Company. During 2004, Mr. L. Brunson White’s Director compensation was $7,375, Mr. Wesch’s Director compensation was $7,375, and Mr. O’Neil’s Director compensation of $7,000 was deferred.

EMPLOYEE BENEFITS

401 (K) Plan

The Company matches employee contributions $1 for $1 up to 5% of total compensation of an individual employee. All full - time employees who have completed 1,000 hours of service on either January 1, April 1, July 1 or October 1 are eligible to participate. The Company contributions are made at the end of each payroll period and allocated among the participants’ plan accounts based on compensation received during the year for which contribution is made. All Company matching contributions are 100% vested when contributed to the plan account. Benefits are generally payable only upon termination, retirement, disability or death.

AUDIT COMMITTEE REPORT

The Committee met and held discussions with Management and/or the Independent Auditor on eight different occasions during 2004. Management represented to the Committee that the Corporation’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with Management and the Independent Auditor. The Committee discussed with the Independent Auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee discussed with Management and the Independent Auditor FASB Interpretation No. 46 concerning the need to consolidate the financials of the Company. Management and the Independent Auditor regularly reported to the Audit Committee the Company’s Sarbanes-Oxley compliance progress.

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The Committee and Management established a whistleblower system for financial compliance purposes and conducted tests to assure accuracy. The Committee proposed a new Audit Committee Charter, which was presented to the Board of Directors for consideration and was approved by the Board on October 30, 2004.

The Corporation’s Independent Auditor also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the Independent Auditor that firm’s independence. The Audit Committee formally engaged the Independent Auditor for the 2004 year and reviewed the Independent Auditor’s 2004 Audit Plan for the Company.

Based upon the Committee’s discussion with Management and the Independent Auditor and the Committee’s review of the representation of Management and report of the Independent Auditor to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Donald S. Pittman, Chairman

Winfield Baird, Fred D. Clark, Walter Wilkerson

COMPANY PERFORMANCE

The following graph shows a five-year comparison of cumulative returns for the Company, the NASDAQ STOCK MARKET INDEX (U.S.), Standard & Poor’s 500 Index and the NASDAQ Insurance Stocks Index. The cumulative total return is based on change in the yearend stock price plus reinvested dividends for each of the periods shown.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth those persons who beneficially owned, as of December 31, 2004, five percent or more of the Company Common Stock. Unless otherwise noted, each beneficial owner has sole voting and investment powers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Federal Securities laws require the Company’s directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company’s common stock. The following table exhibits filings not timely reported related to the directors’ deferred compensation plan adopted in 1987. Section 16 reporting, along with other SEC related reporting, was recently delegated to the Finance and Accounting Department. A review of Section 16 filing requirements by department personnel disclosed the filing deficiency.

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STOCKHOLDERS’ PROPOSALS

In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the Annual Stockholders’ Meeting to be held in 2006, the proposal must be received by the Company at its headquarters, 661 E. Davis Street, Elba, Alabama 36323, on or before January 12, 2006. The Board of Directors will review any stockholder proposals that are filed to determine whether such proposals meet applicable criteria for inclusion in the 2006 Proxy Statement for consideration at the 2006 Annual Meeting.

TRANSFER AGENT AND REGISTRAR

The Company is the Transfer Agent and Registrar for the Company Common Stock.

ANNUAL REPORTS AND FINANCIAL STATEMENT

A copy of the Company’s Annual Report to Stockholders for the calendar year ended December 31, 2004 accompanies this Proxy Statement. Additional copies of the Company’s Annual Report to Stockholders, and/or a copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission may be obtained by written request to the Chief Financial Officer of the Company at the address indicated above.

OTHER MATTERS

The Board of Directors of the Company does not know any other matters to be brought before the meeting. If any other matters, not now known, properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgment in such matters.

Date: April 12, 2005

BY: /S/ W.L. Brunson, Jr. —————————————— THE NATIONAL SECURITY GROUP, INC. W.L Brunson, Jr. President

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